SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 30, 2005

                            RIVER CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-29463               51-0392750
(State or other jurisdiction of     (Commission             (IRS Employer
        incorporation)              File Number)          Identification No.)

        130 KING STREET WEST, SUITE 3680, TORONTO, ONTARIO M5X 1B1 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth in Item 2.01 of this report is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION.

On December 30, 2005, River Capital Group, Inc., a Delaware corporation (the "Company"), executed and closed a Share Exchange Agreement (the "Share Exchange Agreement") with River Capital Holdings Limited, a Barbados corporation ("River Holdings"), Strategy International Insurance Group, Inc, a Texas Corporation, Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP, and Concorde Capital Limited, a Bermuda Corporation, (collectively the "Shareholders"). The Share Exchange Agreement is furnished herewith as Exhibit
2.1 and is incorporated by reference herein.

Also on December 30, 2005, the Company, Holdings and the Shareholders executed an amendment to the Share Exchange Agreement ("Amendment No. 1") to accurately reflect the share exchange allocations among the Shareholders. Amendment No. 1 is furnished herewith as Exhibit 2.2 and is incorporated by reference herein.

Upon closing, the Company is no longer deemed to be a "shell company" as defined under defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Exchange Act").

In exchange for the Company acquiring 100% of the issued and outstanding shares of the common stock of River Holdings at closing, the River Holdings shareholders received an aggregate of 19,135,820 shares of the Company's common stock. The consideration given for these shares was the exchange of 100% of the issued and outstanding stock of River Holdings pursuant to the Share Exchange Agreement.

Effective upon closing of the Share Exchange, William Dickie resigned as a director of the Company. Mr. Dickie also resigned as Chief Financial Officer of the Company, to be effective January 13, 2006. Also effective upon closing, Eric Pinkney resigned as a director of the Company. Howard Taylor will continue to serve as a director and Chief Executive Officer of the Company.

         DISCLOSURE PURSUANT TO ITEM 2.01(F) FOLLOWS:

DESCRIPTION OF BUSINESS

The Company was incorporated in Florida on June 17, 1997, as Permastoprust International, Inc. The Company changed its name to Greystone Credit Inc. ("Greystone") in June of 1999. On August 4, 1999, the Company acquired whOOdoo.com, Inc., a Florida corporation incorporated on April 9, 1999, in a share exchange. At the same time, the Company changed its state of incorporation to Delaware


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



and its name to whOOdoo.com, Inc. On July 17, 2000, the Company changed its name to Ballistic Ventures, Inc. (Ballistic). On June 5, 2004, Ballistic changed its name to River Capital Group, Inc.

RIVER CAPITAL HOLDINGS LIMITED AND RIVER RE

River Holdings, a Barbados exempt corporation, was incorporated October 6, 2004 as an insurance holding company. As of the date of this filing, River Holdings has never conducted operations. On December 30, 2005, River Holdings was acquired by and became a wholly owned subsidiary of River Capital Group, Inc. River RE is a wholly owned subsidiary of River Holdings. River RE will be the operating entity for the Company. Thus, the discussion that follows regarding the operation of the Company references River RE.

River Holdings incorporated River Reinsurance Limited ("River RE") on December 1, 2005 as a Barbados exempt company and licensed it as a Barbados Exempt Insurance Company on December 16, 2005. As a Barbados Exempt Insurance Company, River RE is subject to regulations under the Barbados Exempt Insurance Act. Among these regulations, River RE is permitted to write insurance business based upon a multiple of its capital. River RE has an ongoing reporting responsibility to the Barbados Supervisor of Insurance. These reporting include scheduled financial and compliance filings and notifications of material events of interest to the Supervisor. The Supervisor of Insurance has within its powers under the Barbados Exempt Insurance Act the authority to suspend the license of any Exempt Insurance Company.

River RE's license enables it to conduct its insurance business with entities other than its parent, River Holdings, so long as the risks insured and premiums originate from outside of CARICOM (Caribbean Community) and so do the beneficiaries.

River RE has an informal agreement with a related third party, Strategy Holding Company Ltd. ("Strategy"), a Barbados Exempt Insurer, such that Strategy will provide River RE identified and secured lines of appropriate business, underwriting expertise and international infrastructure and presence. Strategy holds 1,406,356 shares of the Company (5.54% of the issued and outstanding common stock). River RE and Strategy expect to execute a definitive agreement during the first quarter of 2006. Although River RE and Strategy have an informal agreement regarding the placement of business opportunities with River RE, at present there is no definitive agreement with Strategy to engage in business with River RE. There can be no assurance that an acceptable agreement can be reached. If River RE and Strategy are unable to execute a definitive agreement, River RE's and the Company's business could be materially adversely affected.

The Company, through River RE, seeks to establish and grow a core reinsurance business based on the development and acquisition of solid insurance and reinsurance assets and businesses. These will be initially sourced from River RE's relationship and strategic relationship with Strategy. It is intended that Strategy will provide River RE identified


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


and secured lines of appropriate business, underwriting expertise and international infrastructure and presence.

River RE's approach will be to develop, underwrite and acquire business that represents relatively low risk over the long term. River RE will rely on the experience and underwriting of Strategy. River RE will leverage both its internal capabilities and those of Strategy's senior management to raise initial capital, establish relationships in the institutional investment markets, add to senior management and manage River RE's capital assets. River RE's strategic alliance with Strategy will enable growth and enhance its position in the global marketplace.

It is proposed that River RE, through its relationship with Strategy, will:

1.       participate in niche opportunities in credit reinsurance;

2.       supply reinsurance capacity for standing timber insurance; and

3. provide selective capacity for the newly defined carbon market participants, as described below.

         PROPOSED INSURANCE/REINSURANCE BUSINESS

The Company will conduct insurance and reinsurance operations through River RE. It has identified areas of business, counter parties and sources of transactions that will allow it to deploy the initial capital at the appropriate time, subject to its underwriting guidelines and the decisions of management and the underwriting committee. It is intended that Strategy will provide underwriting capability and business opportunities to River RE. Although River RE and Strategy have an informal agreement regarding the placement of business opportunities with River RE, at present there is no definitive agreement with Strategy to engage in business with River RE. There can be no assurance that an acceptable agreement can be reached. If River RE and Strategy are unable to execute a definitive agreement, River RE's and the Company's business could be materially adversely affected.

River RE intends to operate primarily as a reinsurance company and it will have no prior liabilities, a solid capital base, strong management and a dedicated and experienced underwriting team. River RE's underwriting committee will evaluate other areas of business as its capital base grows and it secures the services of additional underwriting and other professional personnel. River RE may also engage in primary insurance activities from time to time.

The Company will implement and execute capital and investment management. The Company also intends to raise additional capital and will reassess its business plan accordingly. The Company aims to raise additional investment through a concerted effort and continued commitment to actively source suitable capital through existing relationships, new contacts and the investment banking community.



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


PRODUCT LINES

It is proposed that River RE will:

     1.    participate in niche opportunities in credit reinsurance;

     2.    supply reinsurance capacity for standing timber insurance; and

     3. provide selective capacity for the newly defined carbon market participants.

         CREDIT REINSURANCE

The Company views the credit market as the primary focus of River RE's business. Changes within the insurance and financial industries, specifically capital markets and those protocols being developed in the Basel Accord have precipitated a convergence of financial products and insurance throughout the global economy. This convergence has created a development of credit insurance products that will provide securitization and certainty for long-term asset/liability management that is a benefit for every investor who has long-term income planning issues.

Credit Default Insurance and Residual Value Insurance are two widely used credit insurance products in the insurance market today. The Company's joint key risk minimization strategy has two platforms: insurance and capital market products. The Company will invest substantial resources in the development of analytical tools to support River RE's insurance underwriting platform and personnel who understand and can structure a complex financial product to hedge risk positions. River RE's market will consist of credit products which have historic data support or are priced to garner high enough premium yields to support the acquisitions of either reinsurance or financial products from global capital markets.

         STANDING TIMBER

Through its strategic relationship with Strategy, River RE intends to enter the global standing timber insurance market. Major causes of loss include endemic disease, fire, wind and ice storms.

         CARBON MARKET

In addition to the basic revenue stream for selling electricity, `clean' energy producers may sell Certified Emission Reductions produced by the plant under the Kyoto Protocol. Based on the Emission Reduction Purchase Agreement established by a U.S. trading house companies may sell Certified Emission Reductions. Buyers are typically U.S. based investment companies. The insurance contract will protect the buyer against non-delivery of the certificates due to insolvency of the seller (the debtor) and inconvertibility


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

and non-transfer (political risks). The cover becomes effective only after final registration and approval of this project by the competent body of the Kyoto Protocol.

STRATEGY INSURANCE LIMITED

Strategy Insurance Limited ("Strategy"), a Barbados-formed and licensed provider of specialty lines of insurance, reinsurance and structured risk underwriting, focusing on credit risk and credit enhancement, is a wholly-owned subsidiary of Strategy Holding Company Limited, a Barbados company which is itself a wholly-owned subsidiary of Strategy International Insurance Group, Inc. (OTCBB:
SGYI). Strategy conducts its insurance and reinsurance operations principally through its subsidiary incorporated in Barbados, West Indies. Strategy has offices in Barbados, London and Toronto. Strategy is also a shareholder of the Company. Strategy owns 1,406,356 shares of the Company (5.54% of the issued and outstanding common stock).

Strategy will provide additional underwriting strength through the development stages of the business plan and will bring additional reinsurance business to River RE through its international distribution network. Although River RE and Strategy have an informal agreement regarding the placement of business opportunities with River RE, at present there is no definitive agreement with Strategy to engage in business with River RE. There can be no assurance that an acceptable agreement can be reached. If River RE and Strategy are unable to execute a definitive agreement, River RE's and the Company's business could be materially adversely affected.

SOURCES OF BUSINESS

Strategy will be River RE's major source of business. Strategy works with insurance intermediaries worldwide and sources reinsurance business through direct relationships with primary insurance companies.

River RE has not entered into a formal agreement with any insurance intermediary, primary insurance company, insurance manager or insurance broker. There can be no assurance that any such agreements can be reached. If River RE is unable to execute such definitive agreements, River RE's and the Company's business could be materially adversely affected.

Business will be produced through brokers and reinsurance intermediaries throughout the world. Through its relationship with Strategy, River RE will establish relationships with various brokers and clients by providing (i) prompt and responsive service on underwriting submissions, (ii) timely payment of claims and (iii) innovative and customized reinsurance and insurance solutions to clients. River RE's objective is to build long-term relationships with brokers and clients and provide financial strength and security. In addition to the support of the major worldwide brokers, River RE will look to the smaller specialist intermediaries based in the U.S. and the London markets who form an integral part of the market.



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


There are typically fees and/or commissions associated with using brokers. Although River Re intends to procure broker services at the prevailing market rates for fees and commissions, there can be no assurance that River RE will be able to obtain favorable rates. If River RE is unable to procure favorable fee and commission rates from its brokers, River RE's and the Company's business could be materially adversely affected.

CLAIMS MANAGEMENT

Claims will be outsourced to professional claims auditors on the reinsurance cessions and adjusters where there are primary exposures. River RE's internal staff will be responsible for review of initial loss reports, creation of claim files, determination of whether further investigation is required, establishment and adjustment of case reserves and payment of claims. Claims audits will be conducted in the ordinary course of business. Additionally, a claims history analysis may be performed prior to assuming reinsurance business.

RATINGS

The Company intends to seek a rating from Standard & Poors and/or other recognized rating agencies for River RE as soon as reasonably possible. Typically, a company needs three years' operating history in order to seek such a rating. There is no assurance that River RE will be eligible to receive a rating from any agency. If River RE is unable to obtain such a rating River RE's and the Company's business could be materially adversely affected.

RISK FACTORS

         AN INVESTMENT IN THE COMMON STOCK OF THE COMPANY INVOLVES A HIGH DEGREE OF RISK.

An investor should carefully consider the risks described below and the other information in this filing before investing in the common stock of the Company. If any of the following risks occur, the Company's business, operating results and financial condition could be seriously harmed. The trading price of its common stock could decline due to any of these risks, and an investor may lose all or part of their investment as a result. This filing also contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced the Company described below and elsewhere in this filing.

         LIMITED SURPLUS CAPACITY (ABILITY TO WRITE INSURANCE POLICIES) CAN HAVE AN ADVERSE IMPACT ON THE COMPANY'S REVENUES.

Surplus capacity is a company's ability to write insurance policies. If sales grow at a rate greater than a company can grow its surplus as a quota share insurer, such company could have to reduce its risk participation in order to write business or stop writing business. Insurance company typically can write four times their surplus; for example, with $1 million surplus reserves a company could write $4 million in premiums if they were


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

assuming 100% of the claims risk. If premium sales grew to $5 million, such company would have to: a) increase reserves; b) reduce its risk participation from 100% to 80%; or c) cease writing business until reserves could be increased. Thus, any reduction of the Company's surplus capacity would have an adverse impact on its business, financial condition and operating results.

         THE COMPANY IS SUBJECT TO INTERNATIONAL GOVERNMENT REGULATION AND LICENSES THAT, IF NOT COMPLIED WITH OR MAINTAINED, WILL HAVE A MATERIAL ADVERSE EFFECT ON ITS BUSINESS.

The Company's 100% owned subsidiary River RE is licensed as a reinsurance company by the government of Barbados as a Barbados Exempt Insurance Company. The government regulates the kind of policies River RE may reinsure, who may manage River RE, the way River RE's finances are maintained, and the way the resources of River RE may be invested. Among these regulations, River RE is permitted to write insurance business based upon a multiple of its capital. River RE has an ongoing reporting responsibility to the Barbados Supervisor of Insurance. These reporting include scheduled financial and compliance filings and notifications of material events of interest to the Supervisor. The Supervisor of Insurance has within its powers under the Barbados Exempt Insurance Act the authority to suspend the license of any Exempt Insurance Company. There can be no assurances that the Company will be able to maintain its licenses if current laws are materially altered or if current regulations are materially altered.

         THE COMPANY'S 100% OWNED SUBSIDIARY RIVER RE HAS NOT FORMALIZED AGREEMENTS WITH ANY INSURANCE INTERMEDIARY, PRIMARY INSURANCE COMPANY, INSURANCE MANAGER OR INSURANCE BROKER WHICH MAY IMPEDE ITS ABILITY TO GENERATE REVENUE.

Although River RE and Strategy have an informal agreement regarding the placement of business opportunities with River RE, at present there is no definitive agreement with Strategy to engage in business with River RE. There can be no assurance that an acceptable agreement can be reached. If River RE and Strategy are unable to execute a definitive agreement, River RE's and the Company's business could be materially adversely affected.

River RE has not entered into a formal agreement with any insurance intermediary, primary insurance company, insurance manager or insurance broker. There can be no assurance that any such agreements can be reached. If River RE is unable to execute such definitive agreements, River RE's and the Company's business could be materially adversely affected.

         IF THE COMPANY IS UNABLE TO PROCURE CORE SERVICES AT PREVAILING RATES AND THE COMPANY'S BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED.

Although River Re intends to procure broker services at the prevailing market rate for fees and commissions, there can be no assurance that River RE will be able to obtain


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favorable rates. If River RE is unable to procure favorable fee and commission rates from its brokers, River RE's and the Company's business could be materially adversely affected.

         IF THE COMPANY IS UNABLE TO OBTAIN A RATING FROM A RATING AGENCY, ITS BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED.

The Company intends to seek a rating from Standard & Poors and/or other recognized rating agencies for River RE as soon as reasonably possible. Typically, a company needs three years' operating history in order to seek such a rating. There is no assurance that River RE will be eligible to receive a rating from any agency. If River RE is unable to obtain such a rating River RE's and the Company's business could be materially adversely affected.

         LOSS OF ANY KEY PERSONNEL WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND OPERATING RESULTS.

The Company believes that its future success will depend in part on its ability to attract and retain highly skilled, knowledgeable, sophisticated and qualified personnel. The Company's performance is dependent on the services of certain key employees, particularly Howard Taylor, Chief Executive Officer, its chief executive officer. The loss of services of any of its key employees could have a material adverse effect on the Company's business and financial condition. The Company does not have "keyman" life insurance on Howard Taylor.

         THE COMPANY MAY NEED ADDITIONAL CAPITAL WHICH, IF NOT RECEIVED, MAY ADVERSELY EFFECT ITS FINANCIAL CONDITION IF NOT RECEIVED OR DILUTE SHAREHOLDER INTERESTS WHEN RECEIVED.

The Company's capital requirements in connection with its operations will be substantial. The Company's management anticipates that the Company will require additional working capital in the future. There are no assurances that such additional capital will be available. Further, even if available, additional equity or convertible debt financing, if used, could result in substantial dilution of shareholder interests.

         THE COMPANY DOES DO NOT INTEND TO DECLARE DIVIDENDS WHICH MAY DEPRESS THE PRICE OF ITS SECURITIES.

The Company has not paid any dividends in the past and does not anticipate paying any dividends in the foreseeable future. This may depress the price of its securities, as a non-dividend paying stock may not appeal to certain investors.


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


         THE COMPANY'S SHARES ARE "PENNY STOCKS" WHICH ARE SUBJECT TO CERTAIN RESTRICTIONS THAT COULD ADVERSELY AFFECT THE LIQUIDITY OF AN INVESTMENT IN THE COMPANY.

The Company's common stock is currently traded in the over-the-counter market at less than $5.00 per share. Such shares are referred to as "penny stocks" within the definition of that term contained in Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended. These rules impose sales practices and disclosure requirements on certain broker-dealers who engage in certain transactions involving penny stocks. These additional sales practices and disclosure requirements could impede the sale of the Company's securities, including securities purchased herein, in the secondary market. In general, penny stocks are low priced securities that do not have a very high trading volume.

Consequently, the price of the stock is volatile and an investor may not be able to buy or sell the stock when they want. Accordingly, the liquidity for the Company's securities may be adversely affected, with related adverse effects on the price of its securities.

Under the penny stock regulations, a broker-dealer selling penny stocks to anyone other than an established customer or "accredited investor" (generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to the sale, unless the broker-dealer is otherwise exempt. In addition, unless the broker-dealer or the transaction is otherwise exempt, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the Registered Representative and current quotations for the securities. A broker-dealer is additionally required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account and information with respect to the limited market in penny stocks.

         A SALE OF A SUBSTANTIAL NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK MAY CAUSE THE PRICE OF ITS COMMON STOCK TO DECLINE.

If the Company's shareholders sell substantial amounts of the Company's common stock in the public market the market price of the Company's common stock could fall. These sales also might make it more difficult for the Company to sell equity or equity-related securities in the future at a time and price that it deems reasonable or appropriate.

         LACK OF OPERATING HISTORY.

The Company has have not yet begun operations and has not yet realized revenues or earnings from operations. The Company will sustain initial operating expenses without corresponding

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


revenues. This will result in the Company incurring net operating losses until it can realize profits from its proposed business operations.

            DIVIDEND POLICY.

The Company has not yet paid any dividends on its common stock. Payment of dividends will be within the sole discretion of the Board of Directors and will depend, among other factors, upon earnings, capital requirements and the operating and financial condition of the Company. At the present time, the Company's anticipated financial capital requirements are such that it intends to continue to follow a policy of retaining earnings in order to finance the development of its business.

            THE COMPANY WILL FACE INTENSE COMPETITION.

The reinsurance industry is highly competitive and there are many companies in the reinsurance industry with greater resources than the Company. There is no assurance that the Company will be able to effectively compete against other reinsurance companies.

            CONFLICTS OF INTEREST - GENERAL.

Certain conflicts of interest may exist from time to time between the Company and its officers and directors. They have other business interests to which they devote their attention, and they will continue to do so. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with the fiduciary duties of management to the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FORWARD-LOOKING STATEMENTS

The following discussion and analysis of the Company's financial condition and results of operations should be read in conjunction with the Company's financial statements and related notes appearing elsewhere in this filing. Certain statements in this report constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "believes," "anticipates," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.


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



Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risk factors, including but not limited to those set forth elsewhere in this filing.

OVERVIEW

Effective December 30, 2005, the Share Exchange was completed by and among the Company, River Holdings, and Strategy, Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP, and Concorde Capital Limited, a Bermuda Corporation. The Shareholders exchanged all of their common shares in River Holdings for 19,135,820 shares of the Company's common stock.

Following the Share Exchange, the Shareholders held a majority of the Company's total issued and outstanding common shares; River Holdings was thereby deemed to be the acquiror for accounting purposes. Accordingly, the transaction has been accounted for as a reverse takeover and the financial statements will reflect a continuation of the legal subsidiary, River Holdings, not River Capital Group, Inc., the legal parent.

RESULTS OF OPERATIONS

River Holdings had no operating activity, assets, liabilities or stockholder's equity prior to October 27, 2005.

PRO FORMA

The unaudited pro forma combined balance sheet and statement of operations reflecting the acquisition of River Holdings by the Company as of September 30, 2005 and for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

PLAN OF OPERATION

The Company's primary strategy is to establish and grow a core reinsurance business based on the development and acquisition of solid insurance and reinsurance assets and businesses. These will be initially sourced from the River RE's strategic relationship with Strategy. The Company has no plans for capital expenditures for the next twelve months.

To provide the cash necessary to support this growth plan for the next twelve months and to maintain the Company's service readiness requires an ongoing financial commitment for $10,000,000. The Company intends to raise additional capital through the sale of equity or debt securities in the public market or through private placements. The Company may also seek debt capital through banking institutions or through the use of other instruments. The addition of any capital to the Company for use as allowable capital for the purposes of writing insurance or reinsurance business may require the approval of the Barbados Supervisor of Insurance. There is no assurance the Company with be able to raise such capital.


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


PROPERTY

The Company will share the Barbados offices of Strategy at Sagicor Corporate Centre, Wildey, St. Michael, Barbados at terms to be negotiated and determined.

The Company has no investments in real estate or real estate securities and it does not intend to invest in real estate or real estate securities, nor has it formulated any investment policies regarding investments in real estate, real estate mortgages, or securities of or interests in persons engaged in real estate activities.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth as of December 31, 2005, information regarding the beneficial ownership of shares by each person known by the Company to own five percent or more of the outstanding shares of the Company:

----------------------------------------------------------------------------------------------------------
(1) TITLE OF CLASS           (2) NAME AND ADDRESS OF             (3) AMOUNT AND NATURE OF   (4) PERCENT OF CLASS
                             BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP
----------------------------------------------------------------------------------------------------------
                             Strategy Holding Company                   1,406,356                    5.54%
                             Ltd.
US$.001 par value common     Sagicor Corporate Centre
stock                        Wildey, St. Michael
                             BB15113
                             Barbados, West Indies
----------------------------------------------------------------------------------------------------------
                             Longview Equity Fund LP
US$.001 par value common     600 Montgomery Street
stock                        44th Floor                                 6,641,876                   26.14%
                             San Francisco, CA 94111
----------------------------------------------------------------------------------------------------------
                             Longview International
                             Equity Fund, LP
US$.001 par value common     600 Montgomery Street                      2,893,526                   11.39%
stock                        44th Floor
                             San Francisco, CA 94111
----------------------------------------------------------------------------------------------------------
                             Longview Fund, LP
US$.001 par value common     600 Montgomery Street
stock                        44th Floor                                 4,206,398                   16.56%
                             San Francisco, CA 94111
----------------------------------------------------------------------------------------------------------
                             Concorde Capital Limited
                             (i)
US$.001 par value common     Suite 194, 48 Par La                       5,406,639                   21.28%
stock                        Ville Road
                             Hamilton HM11 Bermuda
----------------------------------------------------------------------------------------------------------
                             Kashmir Overseas
                             Holdings, Ltd.
                             C/o LOM Securities
US$.001 par value common     (Bahamas) Limited
stock                        Millenium House                            1,404,463                    5.53%
                             East Mall Drive
                             PO Box F 42498-350
                             Freeport, Grand Bahama
----------------------------------------------------------------------------------------------------------
                             Monashee Limited
                             C/o Waterstreet
                             Corporate Services
US$.001 par value common     Limited                                    1,404,462                    5.53%
stock                        27 Reid Street 1st Floor
                             PO Box HM 3051
                             Hamilton, HM NX
                             Bermuda
----------------------------------------------------------------------------------------------------------

(i) 5,156,639 of these shares are held in the name of Concorde Capital Limited, which is 100% owned and controlled by Howard Taylor, a director and Chief Executive Officer of the Company. An additional 50,000 shares are issuable upon exercise of stock options issued February 5, 2004 in the name of Howard Taylor individually. An additional 200,000 are issuable upon exercise of stock options issued on November 1, 2005 in the name of Howard Taylor individually.

The following table sets forth as of December 31, 2005, information regarding the beneficial ownership of shares by each of the directors and by the officers and directors as a group:

----------------------------------------------------------------------------------------------------------
(1) TITLE OF CLASS           (2) NAME AND ADDRESS OF    (3) AMOUNT AND NATURE OF   (4) PERCENT OF CLASS
                             BENEFICIAL OWNER           BENEFICIAL OWNERSHIP
----------------------------------------------------------------------------------------------------------
                             Concorde Capital                   5,406,639                   21.28%
                             Limited  (i)
US$.001 par value common     Suite 194, 48 Par La
stock                        Ville Road
                             Hamilton HM11
                             Bermuda
----------------------------------------------------------------------------------------------------------
                             William P. Dickie (ii)
                             Suite 3680,
US$.001 par value common     The Exchange Tower                  235,500                     0.93%
stock                        130 King Street West
                             Toronto, Ontario M5X 1B1
----------------------------------------------------------------------------------------------------------
US$.001 par value common     All Officers and                   5,642,139                   22.21%
stock                        Directors as a Group
----------------------------------------------------------------------------------------------------------

(i) 5,156,639 of these shares are held in the name of Concorde Capital Limited, which is 100% owned and controlled by Howard Taylor, a director and Chief Executive Officer of the Company. An additional 50,000 shares are issuable upon exercise of stock options issued February 5, 2004 in the name of Howard Taylor individually. An additional 200,000 shares are issuable upon exercise of stock options issued on November 1, 2005 in the name of Howard Taylor individually.
(ii) 100,000 of these shares are issuable upon exercise of stock options issued February 5, 2004 in the name of William P. Dickie. An additional 100,000 of these shares are issuable upon exercise of stock options issued on November 1, 2005 in the name of William P. Dickie.

There are no agreements known to management that may result in a change of control of the Company.

OFFICERS AND DIRECTORS

The following are the officers and directors of the Company.

Howard Taylor, 43, Chief Executive Officer. Mr. Taylor is President and CEO of the Company and is the sole shareholder and a director of Concorde Capital Limited, a privately held investment company. Mr. Taylor is also a director of Sharps Technologies, a UK private company. Mr. Taylor was previously an executive with County Natwest Securities, a leading international investment bank. He has been a director with an NASD and SFA broker dealer, experienced in both the London and United States markets. He has held the NASD Series 7, 24 and 63 licenses and is a Fellow of the Securities Institute in the United Kingdom. Mr. Taylor has extensive experience in the sourcing, structuring and execution of a broad range of private equity transactions.

William P. Dickie, 63, has been a director of the Company since August 1999. On September 3, 2003, Mr. Dickie was appointed the secretary and Chief Financial Officer of the Company. Since 1983, Mr. Dickie has been vice president of Mid-North

Engineering Services, Ltd., a company that provides administrative and consulting services to junior public and private companies ranging from accounting, corporate secretarial and office accommodations to financing, proposals and restructuring.

The Company believes that its future success will depend in part on its ability to attract and retain highly skilled, knowledgeable, sophisticated and qualified personnel. The Company may be unable to hire and retain sufficient qualified personnel. The Company does not presently carry "keyman" insurance on any of its personnel. Thus, the loss of any of its key employees could have a material adverse effect on the Company.

CONFLICTS OF INTEREST

The Company's officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in similar business activities. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of the Company or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, the Company does not have a right of first refusal pertaining to opportunities that come to their attention and may relate to the Company's business operations.

The Company's officers and directors are subject to the restriction that all opportunities contemplated by the Company's plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company and the companies with which they are affiliated on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If the Company or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if the Company should decline to do so. Except as set forth above, the Company has not adopted any other conflict of interest policy with respect to such transactions.

The Company does not have any audit, compensation, and executive committees of its Board of Directors. The Company does not have an audit committee financial expert.

EXECUTIVE COMPENSATION

The following table sets forth information about the remuneration of the Company's executive officers for the last two completed fiscal years.

                                            SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                                                          Long Term Compensation
                                                                  --------------------------------------
                                Annual Compensation                         Awards             Payouts
                   ---------------------------------------------- ------------------------- ------------
                                                         Other     Restricted   Securities
    Name and                                            Annual     Stock        Underlying       LTIP      All Other
    Principal                                         Compensa-    Award(s)      Options/      Payouts     Compensa-
    Position        Year    Salary ($)    Bonus ($)    tion ($)        ($)        SARs (#)        ($)       tion ($)
----------------------------------------------------------------------------------------------------------------------
  Howard Taylor     2004        -0-          -0-          -0-          -0-        50,000         -0-          -0-
 Chief Executive    2005        -0-          -0-          -0-          -0-        200,000        -0-          -0-
     Officer
----------------------------------------------------------------------------------------------------------------------
 William Dickie     2004        -0-          -0-          -0-          -0-        100,000        -0-          -0-
 Chief Financial    2005        -0-          -0-          -0-          -0-        100,000        -0-          -0-
     Officer
----------------------------------------------------------------------------------------------------------------------

Companies owned by two directors (Howard Taylor and William Dickie) receive up to $12,000 per month as management and administrative fees for a total of $169,000 for the year ended December 31, 2004. In addition, a total of approximately $63,000 was reimbursed to River Capital Limited, officers and other entities controlled by officers for out of pocket expenses incurred on behalf of the Company.

STOCK OPTIONS

On February 5, 2004, the Company issued a total of 275,000 options for shares of its common stock, exercisable at $2.00 per share. All are vested. The options expire February 5, 2009. Howard Taylor, Chief Executive Officer and director for the Company holds 50,000 options. William Dickie, Chief Financial Officer and a former director holds 100,000 options. Eric Pinkney, a former director holds 50,000 options.

On November 1, 2005, the Company issued a total of 350,000 options for shares of its common stock, exercisable at $0.50 per share. All are vested. The options expire October 31, 2007. Howard Taylor, Chief Executive Officer and director for the Company holds 200,000 options. William Dickie, Chief Financial Officer and a former director holds 100,000 options. Eric Pinkney, a former director holds 50,000 options.

DESCRIPTION OF SECURITIES

As of the date of this filing, the authorized capital stock of the Company consists of 50,000,000 shares of common stock, $0.001 par value, of which 25,407,275 shares are issued and outstanding. No company securities are held in its treasury.

On May 23, 2005, the Company entered into a Subscription Agreement with several accredited investors (the "Subscribers") pursuant to which the Company agreed to sell, and the Subscribers agreed to purchase in the aggregate, up to $200,000 principal amount of convertible notes and five-year warrants to purchase 400,000 shares of common stock at $0.75 per share. A total of $23,280 was ascribed to the warrants, valued at estimated fair market value at the date of the warrants issuance. The resulting discount to the convertible notes will be amortized to interest expense over the life of the convertible notes (one year).

The convertible notes are secured by a security interest in all of the assets of the Company. The convertible notes include the following terms:

     o Interest at the greater of (i) the prime rate plus 4% per annum or (ii) 8%, payable quarterly beginning August 1, 2005;
     o Term of one year, but the note may be prepaid at 120% of the principal only if an insurance license shall have been granted to River Reinsurance Limited and River Reinsurance Limited shall have become a subsidiary of the Company;
     o Convertible at any time by the holders into shares of the Company's common stock at a price equal to $0.50; and
     o  Anti-dilution protections.

The Company has granted a one-time demand registration right to register the resale of the shares issuable upon conversion of the notes and the shares issuable upon exercise of the warrants.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The shares do not have cumulative voting rights in the election of directors, and accordingly, holders of a majority of the voting shares are able to elect all of the directors.

Subject to preferences that may be granted to any then outstanding preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefore as well as any distributions to the stockholders. The Company has never paid cash dividends on its common stock, and does not expect to pay such dividends in the foreseeable future.

In the event of a liquidation, dissolution or winding up of the Company, holders of common stock are entitled to share ratably in all of the assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock. Holders of common stock have no preemptive or other subscription or conversion rights. There are no redemption or sinking fund provisions applicable to the common stock. All shares now outstanding are fully paid for and non-assessable.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock was approved for trading on the "pink sheets" on December 3, 1999 under the symbol "WHOO". The symbol was changed to "BLLV", after the Company changed its name to Ballistic Ventures, Inc., on July 14, 2000. As the result of a 4-to-1 reverse stock split that was effective on January 21, 2003, the Company's symbol was changed to "BLTV". On June 8, 2004 the Company's symbol was changed to "RCGI" after the Company changed its name to River Capital Group, Inc. The following table sets forth the prices as reported to the Company by the "pink sheets" trading information. The prices reflected are the High and Low closing bids, for each period as shown below.

                                         BID PRICES
    2005 FISCAL YEAR                 HIGH           LOW
    ----------------                 ----           ---
    Quarter ending 03/31/05          $2.10         $1.01
    Quarter ending 06/30/05          $1.40         $0.60
    Quarter ending 9/30/05           $1.15         $0.20
    Quarter ending 12/31/05          $0.25         $0.12

As of the date of this filing, there were 576 record holders of the Company's common stock. Since the Company's inception, no cash dividends have been declared on the Company's common stock.

LEGAL PROCEEDINGS

The Company is not currently a party to any pending legal proceeding.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The bylaws of the Company provide that each officer and director of the Company shall be indemnified by the Company against all costs and expenses actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she may be involved or to which he or she may be made a party by reason of his or her being or having been such director or officer, to the fullest extent permitted under Delaware law.

The indemnification provisions of the Company's bylaws diminish the potential rights of action, which might otherwise be available to shareholders by affording indemnification against most damages and settlement amounts paid by a director in connection with any shareholders derivative action. However, there are no provisions limiting the right of a shareholder to enjoin a director from taking actions in breach of his fiduciary duty, or to cause the Company to rescind actions already taken, although as a practical matter courts may be unwilling to grant such equitable remedies in circumstances in which such actions have already been taken. Also, because the Company does not presently have directors' liability insurance and because there is no assurance that it will procure such insurance or that if such insurance is procured it will provide coverage to the extent directors would be indemnified under the provisions, the Company may be forced to bear a portion or all of the cost of the director's claims for indemnification under such provisions. If the Company is forced to bear the costs for indemnification, the value of its stock may be adversely affected.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

FINANCIAL STATEMENTS

         a. The (i) Audited balance sheet River Holdings as of December 31, 2004 and Unaudited balance sheet of River Holdings as of September 30, 2005 and
(ii) audited statements of income, changes in stockholders' equity, and cash flows for the period October 6, 2004 (inception) through December 31, 2004 and unaudited statements of income, changes in stockholders' equity, and cash flows for the nine months September 30, 2005, are furnished herewith as Exhibit 99.1 and are incorporated by reference herein.

         b. The unaudited pro forma combined balance sheet and statement of operations reflecting the acquisition of River Holdings by the Company as of September 30, 2005 and for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The disclosure set forth in Item 2.01 above is incorporated herein by reference. The 19,135,820 shares of Company common stock issued to the sellers of the shares of River Holdings in connection with the Share Exchange were issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended (the Securities Act"), contained in Section 4(2). The Company relied upon representations, warranties, certifications and agreements of the sellers of the shares of River Holdings, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) of the Securities Act.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

The disclosure set forth in Item 2.01 above is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The disclosure set forth in Item 2.01 above is incorporated herein by reference.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS.

The disclosure set forth in Item 2.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a. The (i) Audited balance sheet River Holdings as of December 31, 2004 and Unaudited balance sheet of River Holdings as of September 30, 2005 and
(ii) audited statements of income, changes in stockholders' equity, and cash flows for the period October 6, 2004 (inception) through December 31, 2004 and unaudited statements of income, changes in stockholders' equity, and cash flows for the nine months September 30, 2005, are furnished herewith as Exhibit 99.1 and are incorporated by reference herein.

         b. The unaudited pro forma combined balance sheet and statement of operations reflecting the acquisition of River Holdings by the Company as of September 30, 2005 and for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are furnished herewith as Exhibit 99.2 and are incorporated by reference herein.

REGULATION
S-K NUMBER                               DOCUMENT
    2.1        Share Exchange Agreement dated December 30, 2005.
    2.2        Share Exchange Agreement Amendment No. 1 dated December 30, 2005.
   99.1 Audited balance sheet River Holdings as of December 31, 2004 and Unaudited balance sheet of River Holdings as of September 30, 2005 and audited statements of income, changes in stockholders' equity, and cash flows for the period October 6, 2004 (inception) through December 31, 2004 and unaudited statements of income, changes in stockholders' equity, and cash flows for the nine months September 30, 2005, are furnished herewith as Exhibit 99.1 and are incorporated by reference herein.
   99.2 Unaudited pro forma combined balance sheet and statement of operations reflecting the acquisition of River Holdings by the Company as of September 30, 2005 and for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RIVER CAPITAL GROUP, INC.


January 6, 2006                      By:   /s/ WILLIAM P. DICKIE
                                        ----------------------------------------
                                          William P. Dickie,
                                          Chief Financial Officer